UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 22, 2022 (February 18, 2022)

Healthcare Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39893	85-2609863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 North Market Street

Suite 1414

Wilmington, DE 19801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 810-0031

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	HCCCU	The Nasdaq Stock Market LLC

Class A Common Stock, $.0001 par value per share	HCCC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A common stock for $11.50 per share	HCCCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 18, 2022, Healthcare Capital Corp. (“HCCC” or the “Company”) held a special meeting of its stockholders (the “Special Meeting”), at which holders of 23,879,854 shares of common stock were present in person or by proxy, constituting a quorum for the transaction of business. Only stockholders of record as of the close of business on January 13, 2022, the record date for the Special Meeting, were entitled to vote at the Special Meeting. As of the record date, 34,375,000 shares of the Company’s common stock, including 27,500,000 shares of Class A common stock and 6,875,000 shares of Class B common stock, were outstanding and entitled to vote at the Special Meeting. The proposals listed below are described in more detail in HCCC’s definitive proxy statement/prospectus, filed with the Securities and Exchange Commission (the “SEC”) on January 14, 2022 (the “Proxy Statement/Prospectus”). A summary of the final voting results at the Special Meeting is set forth below:

Proposal 1 – The Business Combination Proposal

HCCC’s stockholders approved Proposal 1 — the adoption and approval of the Agreement and Plan of Merger, dated as of July 7, 2021 (the “Merger Agreement”), by and among HCCC, Alpha Tau Medical Ltd., a company organized under the laws of the State of Israel (“Alpha Tau”) and Archery Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Alpha Tau (“Merger Sub”), and the transactions contemplated by the Merger Agreement (collectively, the “Business Combination”). Pursuant to the Merger Agreement, Merger Sub will merge with and into HCCC, with HCCC surviving as a wholly-owned subsidiary of Alpha Tau. The votes cast were as follows:

For	Against	Abstain
22,583,729	652,398	643,727

Proposal 2 – The Charter Proposals

HCCC’s stockholders approved Proposal 2 – the approval of the following material differences between HCCC’s amended and restated certificate of incorporation (the “HCCC Charter”) and Alpha Tau’s amended and restated articles of association (the “Alpha Tau Articles”) to be effective upon the consummation of the Business Combination, as 4 sub-proposals. The votes cast were as follows:

A.	the name of the new public entity will be “Alpha Tau Medical Ltd.” as opposed to “Healthcare Capital Corp.”.

For	Against	Abstain
22,584,211	651,921	643,722

B.	the Alpha Tau Articles will provide for one class of ordinary shares as opposed to the two classes of common stock provided for in the HCCC Charter.

For	Against	Abstain
22,583,734	652,398	643,722

C.	Alpha Tau’s corporate existence is perpetual as opposed to Healthcare Capital’s corporate existence terminating if a business combination is not consummated within a specified period of time.

For	Against	Abstain
22,584,216	651,916	643,722

D.	the Alpha Tau Articles will not include the various provisions applicable only to special purpose acquisition corporations that the HCCC Charter contains.

For	Against	Abstain
22,584,211	651,921	643,722

As there were sufficient votes at the time of the Special Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Proxy Statement/Prospectus was not presented to stockholders.

Following the consummation of the Business Combination, the ordinary shares and warrants of Alpha Tau are expected to begin trading on the Nasdaq Capital Market under the symbols “DRTS” and “DRTSW”.

Item 8.01 Other Items.

As of the date of this Report, Alpha Tau issued a press release announcing that HCCC’s stockholders voted to approve the previously announced proposed business combination at the Special Meeting. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release of Alpha Tau Medical Ltd., dated February 22, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used herein, words including “anticipate,” “being,” “will,” “plan,” “may,” “continue,” and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Alpha Tau’s and HCCC’s current expectations and various assumptions. Alpha Tau believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Alpha Tau may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation: (i) Alpha Tau’s ability to receive regulatory approval for its Alpha DaRT technology or any future products or product candidates; (ii) Alpha Tau’s limited operating history; (iii) Alpha Tau’s incurrence of significant losses to date; (iv) Alpha Tau’s need for additional funding and ability to raise capital when needed; (v) Alpha Tau’s limited experience in medical device discovery and development; (vi) Alpha Tau’s dependence on the success and commercialization of the Alpha DaRT technology; (vii) the failure of preliminary data from Alpha Tau’s clinical studies to predict final study results; (viii) failure of Alpha Tau’s early clinical studies or preclinical studies to predict future clinical studies; (ix) Alpha Tau’s ability to enroll patients in its clinical trials; (x) undesirable side effects caused by Alpha Tau’s Alpha DaRT technology or any future products or product candidates; (xi) Alpha Tau’s exposure to patent infringement lawsuits; (xii) Alpha Tau’s ability to comply with the extensive regulations applicable to it; (xiii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed Business Combination contemplated thereby; (xiv) the inability to complete the transactions contemplated by the Merger Agreement due to certain conditions to closing in the Merger Agreement; (xv) the inability to meet the aggregate transaction proceeds requirements of the Merger Agreement due to the inability to consummate the PIPE Investment or the amount of cash available following any redemptions by HCCC’s stockholders; (xvi) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the Merger Agreement; (xvii) the risk that the proposed transactions disrupt current plans and operations of Alpha Tau as a result of the announcement and consummation of the transaction described herein; (xviii) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xix) costs related to the proposed Business Combination; (xx) changes in applicable laws or regulations; (xxi) impacts from the COVID-19 pandemic; and the other important factors discussed under the caption “Risk Factors” in Alpha Tau’s Registration Statement on Form F-4, as amended, which was declared effective by the SEC on January 12, 2022, and the Proxy Statement/Prospectus and other filings that Alpha Tau or HCCC may make with the SEC. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this current report. Any such forward-looking statements represent management’s estimates as of the date of this current report. While HCCC and Alpha Tau may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing HCCC’s and Alpha Tau’s views as of any date subsequent to the date of this current report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2022

HEALTHCARE CAPITAL CORP.

By:	/s/ William Johns
Name:	William Johns
Title:	Chief Executive Officer

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